THE OBERWEIS FUNDS
(The “Trust”)

Oberweis International Opportunities Institutional Fund

Oberweis Focused International Growth Fund

SUPPLEMENT DATED MAY 19, 2023
TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2023

IMPORTANT NOTICE

Effective May 15, 2023, the eighth full paragraph on page 18 in the “Management” section of the Statement of Additional Information will be replaced with the following:

Excluded from the calculation of ordinary operating expenses are expenses such as interest, taxes and brokerage commissions and extraordinary items such as litigation costs. Any such reimbursement is computed and accrued on a daily basis and settled on a monthly basis based upon the expenses and average net assets computed through the last business day of the month. OAM shall be refunded the amount of any expenses reimbursed within three years following the date of the reimbursement if the repayment does not cause a Fund’s expenses to exceed the expense limitation in place at the time of the repayment or at the time of reimbursement, whichever is lower. In no event will OAM be required to reimburse a Fund in an amount exceeding its management and investment advisory fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

For more information, please call The Oberweis Funds at 1-800-245-7311.